Filed under Rule 497(e) and 497(k)

Registration No. 333-08653

SEASONS SERIES TRUST

SA Multi-Managed Large Cap Growth Portfolio

SA Multi-Managed Growth Portfolio

SA Multi-Managed Income Portfolio

SA Multi-Managed Income/Equity Portfolio

SA Multi-Managed Moderate Growth Portfolio

(each a “Portfolio” and, collectively, the “Portfolios”)

Supplement dated May 1, 2018, to the Summary Prospectuses and Prospectus,

each dated July 28, 2017, as supplemented and amended to date

At the March 26-27, 2018 meeting of the Board of Trustees (the “Board”) of Seasons Series Trust (the “Trust”), the Board approved amendments to the Subadvisory Agreements (the “Amendments”) between SunAmerica Asset Management, LLC (“SunAmerica”) and Janus Capital Management LLC (“Janus”) with respect to each of the Portfolios and between SunAmerica and Goldman Sachs Asset Management, L.P. (“GSAM”) with respect to the SA Multi-Managed Large Cap Growth Portfolio. Each Amendment reduces the fees payable by SunAmerica under the applicable Subadvisory Agreement.

At the meeting, the Board also approved an Advisory Fee Waiver Agreement (the “Fee Waiver Agreement”) with respect to the Portfolios. Pursuant to the Fee Waiver Agreement, SunAmerica is contractually obligated to waive a portion of its advisory fee with respect to each Portfolio so that the advisory fee rates payable by the Portfolios to SunAmerica under the Investment Advisory and Management Agreement with the Trust (the “Advisory Agreement”) are equal to the following rates:

Portfolio	Fee
SA Multi-Managed Large Cap Growth Portfolio	0.75% on the first $250 million 0.69% on the next $250 million 0.60% above $500 million
SA Multi-Managed Growth Portfolio	0.85% on the first $250 million 0.80% on the next $250 million 0.75% above $500 million
SA Multi-Managed Income Portfolio	0.75% on the first $250 million 0.70% on the next $250 million 0.65% above $500 million
SA Multi-Managed Income/Equity Portfolio	0.78% on the first $250 million 0.73% on the next $250 million 0.68% above $500 million
SA Multi-Managed Moderate Growth Portfolio	0.82% on the first $250 million 0.77% on the next $250 million 0.72% above $500 million

This Fee Waiver Agreement becomes effective on May 1, 2018 and will continue in effect through July 31, 2019. In addition, the Fee Waiver Agreement will automatically terminate upon the termination of the Advisory Agreement. SunAmerica may not recoup any advisory fees waived with respect to the Portfolios pursuant to the Fee Waiver Agreement.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.